EXHIBIT 32


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the report on Amendment No. 1 to Form 10-QSB of Pacific Ethanol, Inc. (the "Company") for the quarter ended June 30, 2005 (the "Report"), the undersigned hereby certify in their capacities as Chief Executive Officer and Chief Financial Officer of the Company, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  October 25, 2005                By: /S/ NEIL M. KOEHLER
                                            ------------------------------------
                                            Neil M. Koehler
                                            Chief Executive Officer (principal
                                              executive officer)


Dated:  October 25, 2005                By: /S/ WILLIAM G. LANGLEY
                                            ------------------------------------
                                            William G. Langley
                                            Chief Financial Officer (principal
                                              financial officer)


          A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.